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                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                          CURRENT REPORT

               Pursuant to Section 13 or 15 (d) of
               The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):
                         October 18, 2001

                      SOVEREIGN BANCORP, INC.
      (Exact name of registrant as specified in its charter)

   Pennsylvania             0-16533               23-2453088
------------------        -----------            -------------
(State or other           (Commission            (IRS Employer
 jurisdiction of)          File Number)           Ident. No.)
 incorporation

    2000 Market Street, Philadelphia Pennsylvania     19103
    ---------------------------------------------  ----------
      (Address of principal executive offices)     (Zip Code)

       Registrant's telephone number, including area code
                         (215) 557-4630

                                N/A
          --------------------------------------------
  (Former name or former address, if changed since last report.)






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Item 5.  Other Events.

     The Company's revised press release, dated October 18, 2001, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

       (a)  Exhibits.

            The following exhibit is filed herewith:

            99.1 - Revised Press Release, dated October 18,
                   2001, of Sovereign Bancorp, Inc.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SOVEREIGN BANCORP, INC.

Dated:  October 19, 2001           /S/ Mark R. McCollom
                                       Mark R. McCollom,
                                       Senior Vice President



                          EXHIBIT INDEX

Exhibit
Number
--------

99.1     Revised Press Release, dated October 18, 2001, of
         Sovereign Bancorp, Inc.